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                                                                   Exhibit 32.2


                   Certification of Periodic Financial Reports

I, Jeffrey E. Curtiss, Senior Vice President, Chief Financial Officer and Treasurer of Service Corporation International, certify, pursuant to 18 U.S.C.
Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) the Report on Form 10-K for the period ended December 31, 2003 (the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Service Corporation International.

Dated:  March 15, 2004



                                        /s/ Jeffrey E. Curtiss
                                        ---------------------------------------
                                        Jeffrey E. Curtiss
                                        Senior Vice President
                                        Chief Financial Officer and Treasurer